EXHIBIT 99

February 28, 2013

Dear Mr. Shaw

As a result of Meyler & Company, LLC (“Meyler”) combining its practice with Cowan, Gunteski, & Company, P.A., (“Cowan”), the clients of  Meyler became clients of Cowan. As a result of the combination, the client-auditor relationship between Immunovative, Inc. (Commission File Number 000-0058822) and Meyler, independent registered public accounting firm, has ceased effective February 27, 2013.

Sincerely,

Meyler & Company, LLC

cc:	PCAOB Letter File
Office of the Chief Accountant
Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549-7561